UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2004

Cotelligent, Inc.

        (Exact name of registrant as specified in its charter)

Delaware	0-27412	94-3173918

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

655 Montgomery Street, Suite 1000 San Francisco, California	94111

(Address of principal executive offices)	(Zip Code)

(415) 477-9900

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

        On November 16, 2004, Cotelligent, Inc. (the “Company”) issued a press release announcing its plans to divest its information technology services and solutions business and the changing of its name to Watchit Media, Inc. as part of its plan to focus its entire business strategy on the narrowcasting industry. The Company has retained an investment banking firm to assist in the divestiture of the IT services and solutions business. This transformation is expected to be completed sometime in the first quarter of 2005.

A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01 (c) Exhibits	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release issued by Cotelligent, Inc., dated November 16, 2004

Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTELLIGENT, INC. By: /s/ James R. Lavelle —————————————— James R. Lavelle Chairman and Chief Executive Officer

Dated: November 16, 2004

Exhibit Index

Exhibit Number	Description

Exhibit No. 99.1	Press Release of Cotelligent, Inc. issued November 16, 2004